UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[x ]     Preliminary Proxy Statement
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

         RAMA FINANCIAL CORPORATION
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Name of Registrant as Specified In Its Charter

--------------------------------------------------------------------------------
Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of filing fee (Check the appropriate box):

[x ]   No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities        2)  Aggregate number of securities
   to which transaction applies:                 to which transaction applies:
------------------------------------        ----------------------------------

3) Per unit price or other underlying       Proposed maximum aggregate value
 value of transaction computed pursuant     of transaction:
 to Exchange Act Rule 0-11:
--------------------------------------      ----------------------------------

[ ] Check the box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:                  2) Form, Schedule or Registration
                                               Statement No.:
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


3) Filing Party:                         4)   Date Finished:
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Item 1. Date, Time and Place Information
     The Special Stockholders Meeting to which this Proxy Statement applies will be held on December 8, 1997 at 10 A.M. in the corporate offices at 21 Tamal Vista Blvd., Suite 205, Corte Madera, California.

     This Proxy Statement is being first sent to security holders on or about November 25, 1997.

Item 2. Revocability of Proxy
     Proxies may be revoked at any time provided written notice is given to the company before the vote on any particular proposition is called.

Item 3. Dissenters' Rights of Appraisal
     A security holders failure to vote against any matter to be acted upon will constitute a waiver of his appraisal or similar rights. However, a vote against a proposal will not be deemed to satisfy requirements under State law with respect to appraisal rights.

Item 4. Persons Making the Solicitation
     This solicitation is being made by the registrant. No Directors have informed the registrant that they intend to oppose any of the matters proposed to be acted on. The cost of the solicitation will be borne by the registrant.

Item 5. Interests of Certain Persons in Matters to be Acted Upon.
     The Directors and Officers have no substantial interest in any matter to be acted on at this meeting, except to the extent they are shareholders in Rama Financial Corporation and/or Shiva Assets, Inc. Also, Sam Podany, a Director of Rama Financial Corporation, is also a Director and Officer of Shiva Assets, Inc.

Item 6. Voting Securities and Principal Holders Thereof
     There are 2,193,378 shares of Common stock outstanding each of which is entitled to a single vote for each share held and no shares of Preferred stock outstanding each of which is entitled to ten votes for each share held. Shareholders of record on November 25, 1997 will be entitled to vote their interests without the right to cumulative voting

Item 7. Directors and Executive Officers
     Not applicable since no directors are being elected.

Item 8. Compensation of Directors and Executive Officers
     Not applicable.

Item 9. Independent Public Accountants
     Not applicable since no independent public accountant has provided services in connection with this solicitation or matters to be acted upon.

Item 10. Compensation Plans
     Not applicable.

Item 11. Authorization or Issuance of Options, Warrants or Rights
     Not applicable.

Item 12. Authorization or Issuance of Securities
     Not applicable.

Item 13. Modification or Exchange of Securities
     Not applicable.

Item 14. Mergers, Consolidations, Acquisitions and Similar Matters
     Not applicable.

Item 15. Financial and Other Information
     Not applicable since Items 12, 13 and 14 are not applicable.

Item 16. Acquisition or Disposition of Property
     Not applicable.

Item 17. Restatement of Accounts
     Not applicable.

Item 18. Action with Respect to Reports to be Acted Upon
     The purpose of the meeting is to confirm the spin-off of a subsidiary and distribution of shares of the subsidiary to the company's shareholders.

     Substantially all of the shares of a wholly owned subsidiary, Shiva Assets, Inc. (SAI), were sold to Tiburon Ventures on October 27, 1997 as approved by a resolution of a Special Shareholders Meeting on that date. SAI had no assets or liabilities as of that date. Ninety percent of SAI was sold to Tiburon Ventures for $10,000 which was paid by the cancellation of $10,000 worth of debt owed Tiburon Ventures by the company. It was also agreed to distribute the remaining shares of SAI to the shareholders of the company. The action to be taken at the Special Shareholders meeting on December 8, 1997 is to confirm the spin-off of SAI and to approve the distribution of ten percent of the shares of SAI to the shareholders of the company.

Item 19. Matters Not Required to Be Submitted
     Not applicable.

Item 20. Amendment of Charter, Bylaws or Other Documents
     Not applicable.

Item 21. Other Proposed Action
     Not applicable.

Item 22. Voting Procedures
     A simple majority vote is required from the shareholders. There are 2,193,378 common shares and no preferred shares outstanding. Only votes present in person or by proxy at the meeting will be counted.

                           RAMA FINANCIAL CORPORATION.
                       21 Tamal Vista Boulevard, Suite 205
                             Corte Madera, CA 94925

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Cherie Larson, as Proxy, with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated below, all the shares of Common Stock of Rama Financial Corporation, a Nevada corporation (the "Company") held on record by the undersigned on November 25, 1997 at the Special Meeting of Stockholders to be held on December 8, 1997, and at any adjournment thereof.

1. SPIN-OFF AND DISTRIBUTION OF SHIVA ASSETS, INC. SHARES

     Approve the spin-off and distribution of shares of Shiva Assets, Inc. to the shareholders.

         [  ]  VOTE FOR the above action.

         [  ]  WITHHOLD AUTHORITY to vote for the action.

2. In his discretion, to vote upon such other business as may properly come before the Special Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE ACTIONS.

     Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give full corporate name and indicate that execution is by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:    , 1997.
      ----

Stockholder Name(s):                                                     (Print)
                     ---------------------------------------------------

-----------------------------                  ---------------------------------
Signature                                            Signature if held jointly

MAIL TO THE ABOVE ADDRESS

                               SHIVA ASSETS, INC.


                             DISCLOSURE INFORMATION




                                  November 1997













                               Shiva Assets, Inc.
                        4438 North Highway 61, Suite 118
                            St. Paul, Minnesota 55110
                             Telephone: 612-653-0984
                             Facsimile: 612-653-7957

COMPANY OVERVIEW

Shiva Assets, Inc. (SAI), a Nevada corporation, is a development stage enterprise engaged in asset management and business development. SAI was incorporated in 1992 as Pro Oklahoma Physical Therapy, Inc. The company was acquired by Rama Financial Corporation in July 1996. Ninety percent of the company was sold to Tiburon Ventures in October 1997, and the company changed its name to Shiva Assets, Inc. The remaining ten percent of the company is being distributed to the shareholders of Rama Financial Corporation.

SAI has acquired approximately $125,000,000 in mineral reserves with cash and stock. The Company plans to develop these mineral reserves, to extract and process the minerals, and to generate income from them. The company is currently negotiating to acquire several businesses for cash and stock. The company expects to earn returns on its assets and the businesses it develops and acquires.

OFFICERS AND DIRECTORS

The Company's executives have experience in asset evaluation, asset management, mining and in public companies.

Robert N. Roningen, Chairman of the Board

Mr. Roeningen is an attorney in private practice. He is involved in real estate development and small business development. He is currently a Director and Vice-President of LeaSAIlle Mining and Milling Corporation, a NASDAQ company, and is a former Director and Vice-President of Franklin Consolidated Mining Company. Mr. Roningen received a BA in Geology and a Juris Doctor degree from the University of Minnesota.

Sam Podany, President and Director

Mr. Podany has over 25 years experience in raising venture capital. He is the founder and CEO of SAI Development, Inc., a company which owns numerous mineral leases. He is a former Vice-President of National Hydrocarbon Corporation and a principal in Quattro Ventures. Mr. Podany received a BA in Mathematics and English from the University of Wisconsin.

SHARES AND SHAREHOLDER EQUITY

The company has the authority to issue up to 10,000,000 Common Shares, par value $0.001, and 1,000,000 Preferred Shares, par value $0.001. There are presently 10,000,000 common shares issued and outstanding.

The Company has an unaudited Shareholder's Equity of $125,544,000. There is no debt.

INCOME TAX CONSEQUENCES

There should be no adverse tax  ramifications to the Rama Financial  Corporation
(Rama) shareholders from the distribution of Shiva Assets, Inc.shares. There are no current earnings and profits or accumulated earnings and profits within SAI and therefore the distribution of SAI stock to shareholders of Rama Financial Corporation of record November 17, 1997 as a dividend will be considered a return of capital pursuant to IRC Section 301(c)(2) and then as a gain pursuant to IRC Section 3019(c)(3) to the extent of the excess of fair market value of the SAI shares over the shareholder's basis of Rama shares. The fair market value of SAI shares has been estimated at $5.00 per share.